TDE310

Aston/TAMRO Diversified Equity Fund

Summary Prospectus – March 1, 2010	Ticker: Class N–ATLVX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.astonfunds.com/FormsProspectuses/Prospectuses. You can also get this information at no cost by calling 800-992-8151 or by sending an e-mail to contactfunds@astonasset.com. The Fund’s prospectus and statement of additional information, each dated March 1, 2010, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares
Management Fees	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.12%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	2.18%
Fee Waiver and/or Expense Reimbursement	(0.97	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21	%(a)
(a)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated only by a vote of the Board of Trustees of the Trust.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$123	$589	$1,081	$2,437

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85.49%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The portfolio managers seek opportunities across the growth/value spectrum, resulting in what is generally considered a diversified “core” portfolio.

The portfolio managers’ investment process focuses on bottom-up stock selection with the goal of identifying companies that possess a sustainable competitive advantage combined with an attractive valuation. A sustainable competitive advantage may be derived from a unique product or service offering, a capable and proven management team, and sound financials.

Through the use of both qualitative and quantitative evaluation, the portfolio managers seek securities that meet the specific criteria of one of three investment categories: leaders (leading market share and above average profitability), laggards (companies undergoing a restructuring), and innovators (dedication to introducing new products or services).

Aston Funds	1	Summary Prospectus

The Fund may invest in real estate investment trusts (“REITs”), foreign securities (directly and through depositary receipts), below investment grade securities, and convertible bonds. To a limited extent, the Fund may invest in options on securities and securities indices for hedging purposes or to seek capital appreciation. For example, the portfolio managers may purchase call options on securities he believes possess appreciation potential. Conversely, the portfolio managers may sell covered call options on securities held in the portfolio.

To manage risk, the portfolio managers limit position sizes, diversify across both market sectors and capitalization, and adhere to a strong sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Below Investment Grade (High Yield) Securities Risk. Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities.

Credit Risk. Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects a fund to credit risk of the counterparty instrument. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains and losses.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Interest Rate Risk. If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond’s price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rated bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, the Fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund that invests in lower quality issuers.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

REIT Risk. Securities of REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single

Aston Funds	2	Summary Prospectus

property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions from REITs generally are taxed as ordinary income for federal income purposes. See “Dividends, Distributions and Taxes.”

Value Style Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

FUND PERFORMANCE

The bar chart shows how the Fund’s performance has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available at the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	06/03	19.96%
Worst quarter:	12/08	(23.58)%

The table below indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/TAMRO Diversified Equity Fund
	1 Year	5 Years	Since Inception
Class N Shares (Inception 11/30/00):
Return Before Taxes	36.37%	1.86%	3.60%
Return After Taxes on Distributions	36.33%	1.18%	3.13%
Return After Taxes on Distributions and Sale of Fund Shares	23.69%	1.64%	3.10%
Russell 1000 Index( a) (Reflects no deduction for taxes, expenses or fees.)	28.43%	0.79%	0.48%
Russell 3000 Index(a) (Reflects no deduction for taxes, expenses or fees.)	28.34%	0.76%	0.82%
(a)

Effective as of June 30, 2009, the Fund’s benchmark changed from the Russell 3000 Index to the Russell 1000 Index as the Russell 1000 Index has been determined to be a more appropriate broad-based index.

As of June 30, 2009, the Fund changed its name from Aston/TAMRO All Cap Fund to Aston/TAMRO Diversified Equity Fund. As of January 1, 2008, the Fund changed its name from Aston/TAMRO Large Cap Value Fund to Aston/TAMRO All Cap Fund. Performance prior to such times reflects the Fund’s former strategy and the performance may have differed if the current strategy was in place.

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Aston Asset Management LLC serves as investment adviser to the Fund. TAMRO Capital Partners, LLC (“TAMRO”) serves as the subadviser to the Fund. Aston Asset Management LLC will be known as Aston Asset Management, LP following the purchase of its parent company, which is expected to occur in the second quarter of 2010 subject to customary closing conditions.

Mr. Philip D. Tasho, Chief Executive Officer and Chief Investment Officer of TAMRO, and Mr. Tim Holland, Principal of TAMRO, serve as portfolio managers of the Fund. Mr. Tasho has served as portfolio manager of the Fund since November 2000. Mr. Holland has served as portfolio manager of the Fund since February 2010.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Aston Funds	4	Summary Prospectus